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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

                                 ---------------

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (AMENDMENT NO. 1)

Filed by Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rules 14a-6(e)(2) and 14c-5(d)(2))
[X]  Definitive Proxy/Information Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                POWERBRIEF, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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
                                POWERBRIEF, INC.
                           5858 WESTHEIMER, SUITE 500
                              HOUSTON, TEXAS 77057
                    (FORMERLY INTEGRATED ORTHOPAEDICS, INC.)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 5, 2001

To the Shareholders of PowerBrief, Inc.:

The Annual Meeting of Shareholders of PowerBrief, Inc. (the "Company") will be held at the corporate headquarters at 5858 Westheimer, Suite 500, Houston, Texas 77057, at 8:30 a.m., local time, June 5, 2001 for the following purposes:

1. To amend the Articles of Incorporation to change the number of directors constituting the Board of Directors from seven to five;

2. To elect three Directors by vote of the Common Shareholders and Series A Preferred Shareholders to serve until the 2002 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified;

3. To elect two Directors by vote of the Series A Preferred Shareholders to serve until the 2002 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified;

4. To ratify the selection by the Board of Directors of Ernst & Young, LLP as independent accountants of the Company for the fiscal year ending December 31, 2001;

5.    To approve the PowerBrief, Inc. 2001 Equity Incentive Plan; and

6.    To transact such other business as may properly come before the meeting.

Common Shareholders and Series A Preferred Shareholders of record at the close of business on April 27, 2001 will be entitled to notice of and to vote at the meeting.

By order of the Board of Directors


Ernest D. Rapp, Secretary


Houston, Texas
Dated:  May 4, 2001

         YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting in person, please mark, date and sign the enclosed proxy card and return it in the enclosed addressed envelope at your earliest convenience, thereby saving the Company the expense of further solicitation of proxies. Shareholders planning to attend the Annual Meeting in person are requested to mark the appropriate box on the enclosed Proxy. Each proxy granted may be revoked by the Shareholder appointing the proxy in writing at any time before it is voted or at the meeting in person.

                                POWERBRIEF, INC.
                     (FORMERLY INTEGRATED ORTHOPAEDICS, INC)
                           5858 Westheimer, Suite 500
                                Houston, TX 77057


                                 PROXY STATEMENT
                       2001 Annual Meeting of Shareholders


         This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of PowerBrief, Inc. (the "Company") of the enclosed proxy (the "Proxy") to be used at the Company's 2001 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof for the purposes of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting is to be held at the corporate headquarters at 5858 Westheimer, Suite 500, Houston, Texas 77057, at 8:30 a.m., local time, June 5, 2001. This Proxy Statement and the Proxy were first sent or given to the Company's shareholders on or about May 4, 2001.

         Only shareholders of record on April 27, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         The Proxy, if properly executed and returned, will be voted (or withheld or abstained from voting) according to the choices specified therein. The Proxy will be voted in favor of (i) the election of each nominee for director named thereon, unless a choice is indicated to withhold authority to vote for such nominee, and (ii) each proposal described therein unless a choice is indicated to vote against or to abstain from voting on any specific proposal.

         The Proxy may be revoked (i) by providing written notice of such revocation to Continental Stock Transfer & Trust Company, 2 Broadway, 19th Floor, New York, NY 10004, or to the Secretary of the Company at 5858 Westheimer, Suite 500, Houston, Texas 77057, if such notice is received prior to 5:00 P.M., New York City time on Friday, June 1, 2001, (ii) by submitting a duly executed proxy bearing a later date, or (iii) by attendance at the meeting and voting in person.

         Shareholders planning to attend the Annual Meeting in person are requested to mark the appropriate box on the enclosed Proxy.


                                  VOTE REQUIRED

         The Common Stock, par value $.001 (the "Common Stock"), and the Series A Cumulative Convertible Preferred Stock, par value $0.001 per share ("Series A Preferred Stock") are the only voting securities of the Company. As of the record date, there were (i) 28,508,764 shares of Common Stock issued, 28,421,214 shares outstanding and 87,550 shares held in the treasury, and (ii) 2,738,912 shares of Series A Preferred Stock issued and outstanding.

         Three directors are to be elected by the holders of Common Stock and the holders of Series A Preferred Stock (on an as converted basis) voting together as a single class. Two directors are to be elected by the holders of Series A Preferred Stock voting separately as a class.




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         VOTE BY COMMON SHAREHOLDERS AND SERIES A PREFERRED SHAREHOLDERS

         The presence, in person or by proxy, of a majority of the aggregate votes represented by the outstanding shares of Common Stock and Series A Preferred Stock on the Record Date is necessary to constitute a quorum at the meeting for the purpose of electing three directors (the "Common Directors"). For the election of the Common Directors and any matter that may properly come before the meeting on which the Common shareholders and Series A Preferred shareholders are entitled to vote, each holder of Common Stock is entitled to one vote for each share of Common Stock owned on the Record Date and each holder of Series A Preferred Stock is entitled to 10 votes for each share of Series A Preferred Stock owned on the Record Date. Assuming the presence of a quorum for purposes of voting on the Common Directors, the affirmative vote of the holders of at least a majority of the votes represented at the Annual Meeting and eligible to vote is required for the election of each Common Director.

                     VOTE BY SERIES A PREFERRED SHAREHOLDERS

         The presence, in person or by proxy, of a majority of the votes represented by the aggregate of the outstanding shares of Series A Preferred Stock on the Record Date is necessary to constitute a quorum at the meeting for the purpose of electing two directors (the "Series A Directors"). For the election of the Series A Directors and any matter that may properly come before the meeting on which the Series A Preferred shareholders are entitled to vote as a separate class, each holder of Series A Preferred Stock is entitled to 10 votes for each share of Series A Preferred Stock owned on the Record Date. Assuming the presence of a quorum of the Series A votes, the affirmative vote of the holders of at least a majority of the Series A votes represented at the Annual Meeting and eligible to vote is required for the election of each Series A Director.

                      OTHER MATTERS AND VOTING REQUIREMENTS

         Holders of the Common Stock are eligible to vote on any matters other than Item 3 set forth in the accompanying Notice that may properly come before the meeting. Proxies representing Common Stock are being tallied by Continental Stock Transfer & Trust Company for shareholders who are not present at the Annual Meeting. Proxies representing Series A Preferred Stock are being tallied by the Company for shareholders who are not present at the Annual Meeting. A panel of three judges appointed by the Company will tabulate the shares which are voted by Proxy and in person at the Annual Meeting. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast or proposals presented to shareholders, whereas broker non-votes are not counted for the purposes of determining whether a proposal has been approved.

                                     ITEM 1
                         AMEND ARTICLES OF INCORPORATION

         Article X of the Company's Second Amended and Restated Articles of Incorporation currently states: "The number of directors constituting the board of directors is seven." The Board of Directors recommends that this Article X be amended to state that: "The number of directors constituting the board of directors is five."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.




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                                   ITEMS 2 & 3
                              ELECTION OF DIRECTORS
                       NOMINEES, DIRECTORS AND COMMITTEES

         At the Annual Meeting, five directors are to be elected to hold office until the next annual meeting of shareholders or until the successors of each shall be qualified. The five persons named below, all of whom are presently directors of the Company, have been nominated for election as directors of the Company. Three directors, the Common Directors, are to be elected by the holders of Common Stock and the holders of Series A Preferred Stock (on an as converted basis) voting as a single class. Two directors, the Series A Directors, are to be elected by the holders of Series A Preferred Stock voting separately as a class. James C. Green, Richard V. Bays, and A. John Knapp, Jr. are nominated to serve as Common Directors. C. Daniel Rice and Scott J. Hancock are nominated to serve as Series A Directors. Unless a choice is specifically indicated on the enclosed Proxy to withhold authority to vote for a nominee, all shares represented by proxies which are executed and received prior to the meeting will be voted for the election of said nominees.

         Messrs Green, Rice, Knapp, Hancock, and Bays have each consented to being named in this proxy statement and have agreed to serve if elected. The Board of Directors has no reason to believe that any of these nominees will be unable to serve if elected. If such a situation arises before or during the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill such vacancy.

         Appearing below is certain biographical and other information with respect to each nominee.

        NAME                           AGE                POSITION

COMMON NOMINEE
James C. Green                         57                 Director
A. John Knapp                          49                 Director
Richard V. Bays                        42                 Director

SERIES B NOMINEES
Scott J. Hancock                       42                 Chairman of the Board
C. Daniel Rice                         39                 Director


                          NOMINEES FOR COMMON DIRECTORS

         JAMES C. GREEN has served as Chief Executive Officer and Director of the Company since April 17, 2001. From February 2001 to April 2001 he served the Company as a consultant functioning as the Acting Vice President of Sales. From January 2001 to February 2001, he served Original PowerBrief as a consultant. Integrated Orthopaedics, Inc and PowerBrief Inc. ("Original PowerBrief") merged during February 2001 (the "Merger"), with Integrated Orthopaedic, Inc. surviving and changing its name to PowerBrief, Inc. From August 2000 to February 2001, Mr. Green was self-employed as a consultant. Mr. Green was previously the Chief Executive Officer of Birkman International from March of 1995 to August 2000.

         A. JOHN KNAPP, JR. became a director of the Company during February 2001, upon the closing of the Merger. From November 1999 to February 2001, Mr. Knapp was a director of Original PowerBrief. Mr. Knapp has been President of Andover Group, Inc., a private real estate development and investment firm, since 1981.




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

         RICHARD V. BAYS became a director of the Company during February 2001 upon the closing of the Merger. From November 1999 to February 2001, Mr. Bays served as a director of Original PowerBrief. Mr. Bays is a partner with the law firm of Locke Liddell & Sapp LLP in Houston, Texas. Mr. Bays joined Locke Liddell & Sapp LLP in January 1985. He is the co-founder and head of the firm's Technology and Commercial Transactions section. His practice focuses on assisting clients with transactional matters which create the infrastructure for the conduct of their business (including software licenses, outsourcing, web site development and privacy policies) or which are the conduct of their business (including alliance agreements, distribution agreements and joint marketing agreements). Mr. Bays graduated from the University of Texas School of Law in December 1984 with high honors where he was a member of the Texas Law Review and a Chancellor.

                         NOMINEES FOR SERIES A DIRECTORS

         SCOTT J. HANCOCK has served as a director of the Company since December 1997. He has served as a partner of Oak Hill Capital Management, Inc. since 1998, a Vice President of Keystone, Inc. since 1996, and a principal of Arbor Investors, L.L.C. from 1996 to 1998. From 1993 until 1996, Mr. Hancock was with Bain Capital, Inc. where he made private equity investments in the healthcare, information technology and software industries. He holds a BS degree from the University of California, Berkeley and an MBA from Stanford Graduate School of Business.

         C. DANIEL RICE has served as a director of the Company since April 2001. Mr. Rice has served as President and Chief Executive Officer of Mayport Venture Partners, LLC since November 2000. From 1994 until November 2000, Mr. Rice was a partner with the law firm of McGuire Woods, LLP and its predecessor entities. Mr. Rice holds MBA and JD degrees from the University of Florida, and a BS degree in Financial Management from Clemson University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTOR.


                             COMMITTEES AND MEETINGS

The Board of Directors held 7 formal meetings during 2000.

The Board of Directors has standing Audit, and Compensation Committees. During 2000, each such committee was comprised of Messrs. Clifford R. Hinkle, Mark A. Wolfson and Scott J. Hancock.

AUDIT COMMITTEE. The Audit Committee's functions are to monitor and review the performance of the Company's independent accountants and recommend to the Board from year to year a firm to be selected as the Company's independent accountants. The Audit Committee's role also includes reviews of the Company's policies and procedures with respect to auditing, accounting, and financial controls, periodic informal meetings with the Company's staff regarding accounting and financial procedures and recommendations to the Board regarding methods of control over the audit and accounting functions. The Audit Committee met one time during 2000.

COMPENSATION COMMITTEE. The Compensation Committee's functions are to establish and to administer the Company's compensation plans, to recommend the adoption of new plans or amendments to existing plans, and to recommend to the Board the salary ranges and other remuneration payable to the officers, managerial, and technical personnel of the Company. The Committee did not make any recommendations regarding compensation matters to the Board, as it did not meet during 2000.

The Company has no nominating committee or any committee serving a similar function.




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
                             DIRECTORS' COMPENSATION

         During fiscal 2000 all directors received compensation for their services as Company's directors. Each director received cash compensation of $5,000 annually plus $1,000 for each board meeting actually attended. When first elected to the Board, these directors were granted options to purchase 12,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock as of the date of their election. All such options are vested and expire five years from the date of grant. All directors were entitled to reimbursement for reasonable travel expenses incurred in attending meetings of the Company's directors. In fiscal 2001, all directors will be reimbursed for reasonable travel expenses incurred in attending meetings of the Board of Directors. In addition, the Board of Directors is currently determining its policy for the Company as it relates to directors compensation. The Company currently anticipates that director compensation will be in the form of stock options (rather than cash) for fiscal 2001.

                                     ITEM 4
                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

                             AUDIT COMMITTEE REPORT

The Audit Committee consists of Messrs. Hancock (Chairman), Knapp and Rice, each of whom is "independent" in accordance with the standards set forth by the New York Stock Exchange. In connection with the December 31, 2000 financial statements, the Audit Committee has:

o Reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2000;

o Discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants; and

o Received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          Respectfully submitted,

                                          AUDIT COMMITTEE OF THE
                                          BOARD OF DIRECTORS OF
                                          POWERBRIEF, INC.

                                          Mr. Scott J. Hancock, Chairman
                                          Mr. A. John Knapp, Jr., Member
                                          Mr. C. Daniel Rice, Member





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                  FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

         The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed by Ernst & Young LLP, our principal accountant, for the year ended December 31, 2000:

                  Audit Fee                 $34,500
                  All Other Fees            $104,834

         Ernst & Young, LLP has been selected by the Board to serve as the Company's independent accountants for the fiscal year ending December 31, 2001. Ernst & Young, LLP is a nationally recognized accounting firm.

         The Board of Directors recommends that the selection of Ernst & Young, LLP be ratified by the shareholders. Ratification of the selection of accountants is not required; however, the Board is submitting this matter to the shareholders in order to enhance their participation in this aspect of the Company's affairs. If the shareholders do not ratify the selection of Ernst & Young, LLP, this selection of independent accountants will be reconsidered by the Board.

         A representative of Ernst & Young, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement but is currently not expected to do so, and to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                     ITEM 5
       PROPOSAL TO APPROVE THE POWERBRIEF, INC. 2001 EQUITY INCENTIVE PLAN

         The Board of Directors has adopted, subject to shareholder approval, the PowerBrief, Inc. 2001 Equity Incentive Plan, the text of which is attached as Annex A to this proxy statement (the "2001 Incentive Plan"). The material features of the 2001 Incentive Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 2001 Incentive Plan attached as Annex A hereto.

General

                                     PURPOSE

         The Company desires to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses.

                                   ELIGIBILITY

         Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary of the Company. All other awards may be granted to any employee, officer, director, consultant, independent contractor or advisor of the Company or any Subsidiary of the Company.




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

                                TYPES OF OPTIONS

         The 2001 Incentive Plan authorizes the granting of incentive stock options ("Incentive Options"), nonqualified stock options ("Nonqualified Options"), Stock Bonuses, and awards of shares of common Stock ("Restricted Stock"). Incentive Options and Non-qualified Options are collectively referred to herein as "Options."

            SHARES OF COMMON STOCK SUBJECT TO THE 2001 INCENTIVE PLAN

         The total number of shares of Common Stock of the Company which may be issued pursuant to the 2001 Incentive Plan, purchased pursuant to the exercise of Options granted under the 2001 Incentive Plan shall not exceed, in the aggregate fifteen million two hundred ninety six thousand nine hundred and thrity-four (15,296,934) shares (the "Shares") of the authorized Common Stock.

                                 ADMINISTRATION

         The Board of Directors (or a committee thereof composed solely of two or more non-employee directors) shall administer the 2001 Incentive Plan. Subject to express provisions of the 2001 Incentive Plan, the Board of Directors (or a committee thereof) shall have authority, in its discretion, to determine the employees to whom Restricted Shares, Options, or Stock Bonuses shall be granted, the time when Restricted Stock, Options or Stock Bonuses shall be granted, the number of Restricted Stock or Stock Bonus to be awarded and the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Restricted Stock, Option, or Stock Bonus, the period(s) during which such Options shall be exercisable (whether in whole or in part), the restrictions to be applicable to Restricted Stock and the other terms and provisions thereof (which need not be identical).

         Subject to express provisions of the 2001 Incentive Plan, the Board of Directors (or a committee thereof) also shall have authority to construe and interpret the 2001 Incentive Plan and Award Agreements (as hereinafter defined), Options and Stock Bonuses granted thereunder, to amend the 2001 Incentive Plan, and to Award Agreements, Options and Stock Bonuses granted thereunder, to prescribe, amend and rescind rules and regulations relating to the 2001 Incentive Plan, to determine the terms and provisions of the respective Award Agreements (which need not be identical). Options (which need not be identical) and Stock Bonuses (which need not be identical) and to make all other determinations necessary or advisable for administering the 2001 Incentive Plan. Under certain circumstances, the Board has the right to modify certain terms of a granted Option or Stock Bonus. The determination of the Board of Directors (or a committee thereof) on matters with respect to administration shall be conclusive.

                               VESTING OF OPTIONS

         The Board of Directors (or a committee thereof) will have the discretion to determine the vesting of stock option awards.

                          NONTRANSFERABILITY OF OPTIONS

         Options granted under the 2001 Incentive Plan shall not be transferable, whether by operation of law or otherwise, other than by will or laws of descent and distribution, and any Option shall be exercisable, during the lifetime of the holder, only by such holder.

                  RESTRICTED STOCK AND RESTRICTIONS ON TRANSFER

         The Board of Directors (or a committee thereof) shall grant awards of Restricted Shares under the 2001 Incentive Plan in accordance with the terms and conditions set forth in an agreement between the Company and the employee (a "Restricted Stock Purchase Agreement"). Each Restricted Stock Purchase Agreement shall contain such individual and corporate performance goals, restrictions, terms and conditions as the Board of



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

Directors (or a committee thereof) may require, including without limitation the price, if any, which an employee shall be required to pay for the Shares.

         Generally, unless and until any restrictions on the shares have lapsed, an employee shall have no right to sell, transfer, assign, gift, place in trust, or otherwise dispose of, or pledge, grant a security interest in, or otherwise encumber, any such Shares, and any such attempted disposition or encumbrance shall be void and unenforceable against the Company. An employee shall be entitled to exercise and enjoy all other rights and entitlements of ownership of shares, including by way of illustration and not limitation, the right to vote on matters which come before shareholders of the Company and the right to receive dividends, whether or not such Shares are subject to the aforesaid restrictions or are held in custody. Notwithstanding the foregoing, an employee or other participant shall have no voting or other rights as a shareholder of the Company as a result of holding Options.

                            EXERCISE PRICE OF OPTIONS

         The Incentive Options may not be granted with an exercise price per share that is less than 100% of the Fair Market Value of the Shares at the date of grant and may not be granted to a Ten Percent Shareholder at less than 10% of the Fair Market Value. Nonqualified Options may be granted with an exercise price of not less than 85% of the Fair Market Value of the Shares on the date of grant.

                            EXERCISABILITY OF OPTIONS

         The Board of Directors in its sole discretion may limit the optionee's right to exercise all or any portion of an Option until one or more dates subsequent to the date of grant. The Board of Directors also has the right in its sole discretion to accelerate the date on which all or any portion of the Option may be exercised.

                              EXPIRATION OF OPTIONS

         The expiration date of an Option will be determined by the Board of Directors (or committee thereof) at the time of the grant, subject to the terms of the 2001 Incentive Plan, but in no event will an Option be exercisable after the expiration of ten (10) years from the date of grant of the Option or five
(5) years from the date of grant of an Option to a Ten Percent Shareholder.

         If an optionees's employment is terminated for cause, all rights of such optionee under the 2001 Incentive Plan cease and the Options granted to such optionee become null and void for all purposes. The 2001 Incentive Plan further provides that in most cases an Option must be exercised by the optionee within 3 months after the termination of an optionee's employment with the Company (for any reason other than termination for cause, mental or physical disability or death), if and to the extent such option was exercisable on the date of such termination; provided, however, under certain circumstances, the exercise period may be extended by the Board of Directors (or a committee thereof) for a period not to exceed 5 years.

         Generally, if an optionee's termination of employment is due to death or physical disability, the optionee or the legal representation of the optionee will have the right to exercise the Option (to the extent otherwise exercisable on the date of termination) for a period of 12 months from the date of the optionee's termination.

                               PAYMENT FOR SHARES

         Payment for Shares may be made in cash, by check, by delivery of already owned Common Stock having a fair value equal to the exercise price, by delivering to the Company an executed full-recourse promissory note, by cancellation of indebtedness of the Company by the Participant, by waiver of compensation due or accrued to the Participant for services rendered, through a margin commitment from the Participant and a NASD dealer or though a same day sale commitment from the Participant and a broker-dealer.

                      EXPIRATION OF THE 2001 INCENTIVE PLAN

         The 2001 Incentive Plan will expire on December 31, 2009.

                                   ADJUSTMENTS

         The 2001 Incentive Plan provides for adjustments to the number of Shares under which the Options may be granted, to the number of Shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend, reclassification, stock split, reverse stock split, subdividision, combination or exchange of shares of Common Stock or other like change in the capital structure of the Company.

                                   AMENDMENTS

         The Board of Directors may amend, suspend, or terminate the 2001 Incentive Plan or any Option at any time subject to the shareholder approval in certain instances, provided that such action may not, without the consent of the optionee, substantially impair the rights of an optionee under an outstanding Option

                                  REGISTRATION

         The Company anticipates registering the shares issuable pursuant to the exercise of Options with the Securities and Exchange Commission in 2001 upon approval of this proposal.

                                 AWARDS GRANTED

         Subject to approval of the 2001 Incentive Plan by the Company's shareholders, the Company has granted the following options under the 2001 Incentive Plan:

                                                  Stock Options   Exercise Price
         James C. Green                                 -              -
         Ernest D. Rapp                                 -              -
         Mark Foster                                  500,000             $0.25
         Executive Officer Group                      500,000             $0.25
         Non Executive Director Group                   -              -
         Non Executive Officer Employee Group       2,295,000             $0.25

The market value of the securities underlying the options is $0.44 per share as of April 30, 2001.

                              SHAREHOLDER APPROVAL

         Approval of the 2001 Incentive Plan by shareholders is required as a condition for qualifying the Incentive Options as such under the Internal Revenue Code of 1986, as amended (the "Code").

Federal Income Consequences

          EXERCISE OF NONQUALIFIED OPTIONS AND SUBSEQUENT SALE OF STOCK

         Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. The holder of a Nonqualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (1) directing the Company to withhold from shares issuable in the related exercise either a specific number of Shares or Shares having a specified value (in each case) not in excess of the related personal tax liabilities, (ii) tendering shares previously issued pursuant to the exercise of an

Option or other shares of the Company's Common Stock owned by the holder, or
(iii) combining any or all of the forgoing options in any fashion.

           EXERCISE OF INCENTIVE OPTIONS AND SUBSEQUENT SALE OF STOCK

         The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Code, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise of an Option within the required holding period for incentive stock options under the Code will be disqualifying dispositions of the surrendered shares. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying Incentive Option, the optionee generally will recognize long-term or short term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the option.

         If an Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Common Stock at the time of the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

         Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value on the date of exercise of the shares of the Common Stock received over the exercise price. If, however, an optionee disposes of Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

Approval

         Assuming the presence of a quorum, the proposal to approve the 2001 Incentive Plan adopted by the Board of Directors of the Company requires the approval by the holders of a majority of the votes represented by the shares of Common Stock and the Series A Preferred Stock (on an as-converted basis) represented and voting in person or by proxy at the Special Meeting. Proxies will be voted for or against such proposal in accordance with specifications marked thereon, an if no specification is made, will be voted in favor of such proposal.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2001 INCENTIVE PLAN.

                               EXECUTIVE OFFICERS

The following table lists the present executive officers of the Company as of the date hereof and the capacities in which they serve.

     NAME OF INDIVIDUAL           AGE              CAPACITY
James C. Green                    57       Chief Executive Officer
Robert W. Ohnesorge               32       President, General Counsel
Ernest D. Rapp                    39       Executive Vice President, Secretary and Treasurer
K. Wade Bennett                   30       Vice President
Mark Foster                       34       Chief Technology Officer
Laurie H. Gutierrez               34       Interim Chief Financial Officer


         ROBERT W. OHNESORGE has served as President and General Counsel of the Company since February 2001 when the Merger occurred. From February 2001 to March 2001 he served the Company as a Director. From its inception in July 1999 until the Merger, Mr. Ohnesorge served as President and a director of Original PowerBrief. Mr. Ohnesorge also served Original PowerBrief as General Counsel from February 2000 until the Merger. Additionally, Mr. Ohnesorge was the Co-founder of Original PowerBrief. Mr. Ohnesorge is a licensed attorney in the State of Texas and also is admitted to practice in the United States District Courts for the Southern, Northern, Eastern and Western Districts of Texas. Prior to co-founding Original PowerBrief, Mr. Ohnesorge spent his legal career at Locke Liddell & Sapp LLP, where he successfully represented numerous Fortune 500 and other noteworthy clients in multiple complex commercial litigation matters. He graduated cum laude with a BA in Philosophy from Texas Tech University in 1991 and graduated magna cum laude from the University of Houston Law Center in 1996. Among his educational honors and affiliations, Mr. Ohnesorge was a member of the Order of the Coif and Order of the Barons and a recipient of the Griggs & Harrison Award, the American Jurisprudence Award, the Corpus Juris Secundum Award and the Claude V. Bridges Scholarship in Philosophy.

         ERNEST D. RAPP has served the Company as Executive Vice President, Secretary and Treasurer since April 2001. From February 2001 until April 2001, he served the Company as Chief Executive Officer and a Director. Mr. Rapp served as Original PowerBrief's Chief Executive Officer and a Director from March 2000 until February 2001. Mr. Rapp joined Original PowerBrief from Internet America, Inc., a Nasdaq-listed Internet service provider, where he served as Chief Operating Officer and as President of its subsidiary, PDQ.net, from December 1998 to February 2000. From April 1996 to September 1998, Mr. Rapp was Chief Financial Officer and Acting Chief Operating Officer of The ForeFront Group, Inc., an Internet software and computer-based training company. During his tenure, ForeFront Group, Inc. was sold to CBT Systems, a Nasdaq-listed company, for $160 million. From January 1994 to March 1995, Mr. Rapp served as Chief Financial Officer and Chief Operating Officer of Multimedia Publishing Corp. Mr. Rapp is a Certified Public Accountant and began his career at Arthur Andersen LLP, where he worked with public and private companies in the service and wholesale/retail sectors.

         K. WADE BENNETT has served as a Vice President of the Company since March 27, 2001. From February 2001 until March 2001 he served the Company as a Director, Chairman of the Board, Secretary and Treasurer. From its inception in July of 1999 until February 2001 Mr. Bennett served Original PowerBrief as Director, Chairman of the Board, Secretary, and Treasurer. Mr. Bennett was a Co-founder of Original PowerBrief. Mr. Bennett is an experienced trial attorney. Prior to co-founding Original PowerBrief, he began his professional career as an oil and petrochemical tanker-chartering broker. In 1996, Mr. Bennett earned a doctorate of jurisprudence from the University of Houston Law Center and began practicing maritime, energy and commercial litigation with the Houston-based law firm of Hutcheson & Grundy, L.L.P. in January 1997. In January 1998, he joined the law firm of Locke Liddell & Sapp LLP. Mr. Bennett left Locke Liddell & Sapp LLP in July 1999 to found PowerBrief with fellow trial attorney, Mr. Ohnesorge.

         MARK FOSTER has served as the Company's Chief Technology Officer since the Merger in February 2001. Mr. Foster served Original PowerBrief as its Chief Technology Officer from January 2000 until the Merger in February 2001. Mr. Foster joined Original PowerBrief from BMC Software, a Nasdaq-listed company. At BMC Software, Mr. Foster served as a Product Line Manager in research and development from November 1997 to January 2000. From May 1990 to January 1997, he was a co-founder and Chief Technology Officer of BindView Development Corporation, a Nasdaq-listed software company that currently employs over 600 people. Mr. Foster attended Rice University.

         LAURIE H. GUTIERREZ, CPA, has served the Company as the Interim Chief Financial Officer since February 2001. Prior to February 2001 she served the Company as a Senior Vice President, Chief Financial Officer, Treasurer and Secretary since joining the Company on September 7, 1999. Ms. Gutierrez was Controller/Senior Director of Finance of Memorial Sisters of Charity Health Plans ("MSCH") from January 1996 through April 1999. MSCH provided managed care, indemnity, third-party administrator, and rental network products throughout southwest and southeast Texas. Prior thereto, Ms. Gutierrez was a health care manager at Ernst & Young LLP. She began her professional career at Ernst & Young LLP in 1988. Ms. Gutierrez holds a Bachelor of Business Administration with a major in Accounting.

         Biographical information with respect to Mr. Green was previously described under "Election of Directors".

         Each executive officer has been elected to serve until the Annual Meeting, which will be held June 5, 2001. The Company anticipates that all officers will be re-elected to their positions at that time.

                     SECURITY OWNERSHIP OF CERTAIN BENEFICAL
                              OWNERS AND MANAGEMENT

                             PRINCIPAL SHAREHOLDERS

On April 27, 2001, there was no person who owned of record, and none were known to the Company to own beneficially, more than 5% of the Common Stock and Series A Preferred Stock, except as set forth below. Ownership of the Series A Preferred Stock on an as-converted basis is included with the Common Stock in this chart.

                                                               COMMON STOCK
                                                  ----------------------------------
                                                     AMOUNT AND
             NAME AND ADDRESS OF                      NATURE OF              PERCENT
              BENEFICIAL OWNERS                   BENEFICIAL OWNER          OF CLASS
              -----------------                   ----------------          --------
         FW Integrated Orthopaedics                  2,614,587(a)             9.04%
           Investors I, LP
           201 Main Street, Suite 3100
           Ft. Worth, Texas 76102

         FW Integrated Orthopaedics                  2,614,587(a)             9.04%
           Investors II, LP
           201 Main Street, Suite 3100
           Ft. Worth, Texas 76102

         FW PowerBrief Investors, LP                22,341,000(b)            44.01%
           201 Main Street, Suite 3100
           Ft. Worth, Texas 76102

         K. Wade Bennett                             6,864,972(c)            23.97%
           5858 Westheimer, Suite 500
           Houston, Texas 77057

         Robert W. Ohnesorge                         6,641,562(d)            23.37%
           5858 Westheimer, Suite 500
           Houston, Texas 77057

         -------------------

(a) Represents 2,128,192 Common Shares owned directly and 486,395 Common Shares obtainable upon conversion of warrants that are currently exercisable.

(b) Represents the Common Shares obtainable upon conversion of 2,234,100 shares of the Series A Preferred Stock.

(c) Represents 6,641,562 Common Shares owned directly and 223,410 Common Shares obtainable upon conversion of 22,341 shares of the Series A Preferred Stock.

(d)   Represents 6,641,562 Common Shares owned directly.

                           MANAGEMENT EQUITY OWNERSHIP

Listed in the table below are the equity securities beneficially owned as of April 27, 2001, by directors, named executive officers and directors and executive officers as a group and the percent of class represented by the equity securities owned by each person or group.

                                                          COMMON STOCK
                                                ------------------------------------
                                                    AMOUNT AND
             NAME AND ADDRESS OF                     NATURE OF              PERCENT
              BENEFICIAL OWNERS                 BENEFICIAL OWNER(a)         OF CLASS
              -----------------                 -------------------         --------
         Scott J. Hancock                             2,400(b)                  *
           201 Main Street, Suite 3100
           Ft. Worth, Texas 76102

         James C. Green                              36,742(c)                  *
           5858 Westheimer, Suite 500
           Houston, Texas 77057

         A. John Knapp, Jr.                         935,623(d)               3.25%
           910 Travis, Suite 2205
           Houston, Texas 77002

         C. Daniel Rice                             875,770(e)               2.99%
           50 N. Laura Street, Suite 3300
           Jacksonville, Florida 32202

         Richard V. Bays                            567,241(f)               1.98%
           600 Travis, Suite 3400
           Houston, Texas 77002


         K. Wade Bennett                          6,864,972(g)              23.97%
           5858 Westheimer, Suite 500
           Houston, Texas 77057

         Robert W. Ohnesorge                      6,641,562(h)              23.37%
           5858 Westheimer, Suite 500
           Houston, Texas 77057

         Directors and Executive Officers        16,740,406                 54.45%
         as a group (ten persons)

         ------------------------

*        Less than one percent

(a) The information as to beneficial ownership has been furnished by the respective directors and named executive officers. Each person or group has sole voting and investment power unless otherwise indicated.

(b) Includes an option to purchase 2,400 Common Shares, which option is currently exercisable.

(c) Represents 28,336 Common Shares owned directly and 8,406 Common Shares obtainable upon conversion of warrants.

(d) Represents 558,190 Common Shares owned directly, 330,630 shares obtainable upon conversion of 33,063 shares of Series A Convertible Preferred Stock, 9,052 shares obtainable upon conversion of options and 37,751 Common Shares upon conversion of warrants.

(e) Represents 875,770 Common Shares obtainable upon conversion of 87,577 shares of Series A Preferred Stock, which are owned by Mayport Venture Partners, LP. Mayport. Venture Partners LLC is the corporate general partner of Mayport Venture Partners, LP. Mr. Rice is the President and Chief Executive Officer of Mayport Venture Partners, LLC.

(f) Represents 219,624 Common Shares owned directly, 223,410 Common Shares obtainable upon conversion of 22,341 shares of Series A Preferred Stock, 9,052 Common Shares obtainable upon the conversion of stock options and 115,155 Common Shares owned by Locke Liddell & Sapp, LLP. Mr. Bays is a partner with Locke Liddell & Sapp, LLP.

(g) Represents 6,641,562 Common Shares owned directly and 223,410 Common Shares obtainable upon conversion of 22,341 shares of Series A Preferred Stock.

(h)   Includes 6,641,562 Common Shares directly owned.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid, distributed or accrued for services rendered in all capacities to the Company during the fiscal years ended December 31, 2000, 1999, and 1998, to each person who served as an executive officer in 2000 and whose total compensation exceeded $100,000 (the "Named Executive Officers").

                                                 SUMMARY COMPENSATION TABLE
                                                                                     LONG-TERM
                                                 ANNUAL COMPENSATION                COMPENSATION
                                                 -------------------                ------------
                                                                                     SECURITIES
                                                                                     UNDERLYING
                                                                                    OPTIONS/SARS             OTHER
   NAME AND PRINCIPLE POSITION               YEAR      SALARY        BONUS              (#)               COMPENSATION
=======================================================================================================================
   Laurie H. Gutierrez                       2000     $129,874      $37,500
     Chief Financial Officer                 1999     $ 35,246      $16,000          40,000

   Jose E. Kauachi                           2000     $-0-(1)
     Former President                        1999     $-0-(1)

   Douglas P. Badertscher                    2000     $175,574                                            $ 6,516(2)
     Former Chief Operating                  1999     $ 98,692                       50,000               $30,000(3)
      Officer

(1) Mr. Kauachi did not receive any compensation for services rendered as President, but did receive compensation as a Director. See "Director Compensation".

(2) $2,016 represents amount paid by the Company to purchase $1.0 million dollar term life insurance for the beneficiary of the Named Executive Officer. $4,500 represents a gain on the sale of the Company's securities as a result of exercising stock options.

(3)   Consulting fee paid by Company prior to employment.



                                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                    AND FISCAL YEAR-END VALUES

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED                VALUE OF UNEXERCISED
                                                                      OPTIONS/SARS                         IN-THE-MONEY
                                                                   HELD AT FY-END (#)               OPTIONS/SARS AT FY-END ($)
                                                          ----------------- ------------------- --------------- -------------------
                              SHARES
                             ACQUIRED
                                ON            VALUE
          NAME             EXERCISE (#)   REALIZED ($)      EXERCISABLE       UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
===================================================================================================================================
Laurie H. Gutierrez               0            $0              16,933             23,067              $0                $0

Jose E. Kauachi                   0            $0              12,400               0                 $0                $0

Douglas P. Badertscher          2,000        $4,500            14,000             34,000              $0                $0



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                  NUMBER OF       PERCENT OF TOTAL
                                  SECURITIES        OPTIONS/SARS
                                  UNDERLYING         GRANTED TO         EXERCISE OR        MARKET PRICE
                                 OPTIONS/SARS       EMPLOYEES IN         BASE PRICE        DATE OF GRANT        EXPIRATION
            NAME                  GRANTED #         FISCAL YEAR            ($/SH)             ($/SH)               DATE
===========================================================================================================================
Laurie H. Gutierrez                   0                  0%                 $0.0               $0.0                 -
Jose E. Kauachi                       0                  0%                 $0.0               $0.0                 -
Douglas P. Badertscher                0                  0%                 $0.0               $0.0                 -

                         EXECUTIVE EMPLOYMENT CONTRACTS


         The Company amended and restated its executive agreements with Douglas
P. Badertscher and Laurie H. Gutierrez on October 24, 2000. Under these agreements, each of the executives is entitled to a bonus based on their continued employment with the Company for specified periods of time.

         If Mr. Badertscher remained employed with the Company until the completion of the Company's sale of its interest in the Westbank Ambulatory Care Center, he would receive a bonus of $27,167. In addition, if his employment were terminated before December 31, 2001, his balance related to unearned advances by the Company would be forgiven. His unearned advances balance was $41,666 at December 31, 2000. Mr. Badertscher employment with Integrated Orthopaedics, Inc. was terminated on February 18, 2001.

         If Ms. Gutierrez remains employed with the Company for 60 days after the signing of definitive documents relating to the sale of its interest in, or closure of, the Westbank Ambulatory Care Center, she will receive a bonus of $54,333 plus $3,125 for each month during the period from January 1, 2001 until the final day of her employment with the Company.

         Additionally, upon satisfaction of the applicable employment condition by an executive, 100% of that executive's options will vest and remain exercisable until the later of 120 days following termination of the executive's employment or 90 days following the completion of any restructuring of the Company related to a change of control of the Company.

         If the Company terminates these executives' employment for any reason other than for cause, death or disability, the terminated executive will receive all accrued but unpaid compensation earned before termination, all earned and unused vacation pay and family health and dental insurance coverage for a period of one month following termination. Additionally, if not already received at the time of termination, the terminated executive will receive the longevity bonus described above and all of the executive's options will vest and remain exercisable until the later of 120 days following termination of the executive's employment or 90 days following the completion of any restructuring of the Company related to a change of control of Company.

         A termination by the Company of an executive's employment for cause means a termination by the Company following:

         o  the executive's material acts of fraud, dishonesty or deceit;

         o  the executive's competition with the Company or its subsidiaries;

         o the executive's unauthorized use of the Company's or its subsidiaries' trade secrets or confidential information;

         o  conviction of the executive of a felony involving moral turpitude;

         o any material violation by the executive of any other material duty to the Company or its shareholders imposed by law or the Company's board of directors; or

         o the executive's material breach of any representation, covenant, duty or responsibility under the executive agreement.

                           RELATED PARTY TRANSACTIONS

         Robert W. Ohnesorge, PowerBrief's President, and General Counsel, has a patent application pending in the United States for the technology that is the basis for the PowerBrief system. Pursuant to a license agreement effective as of July 20, 1999, Mr. Ohnesorge granted PowerBrief an exclusive, royalty-free, worldwide license to use this technology within the legal industry. Under the license agreement, PowerBrief is obligated to pay all reasonable expenses associated with the filing and prosecution of any United States patents associated with the technology. The license agreement continues until the expiration of the last to expire patent covered by the license agreement and is then perpetual with respect to the technology covered by the license agreement.

         PowerBrief has retained the law firm of Locke Liddell & Sapp LLP as its outside legal counsel. Richard V. Bays, a director of PowerBrief, is a partner with Locke Liddell & Sapp LLP.

         Partners and employees of Locke Liddell & Sapp LLP, including Mr. Bays, own shares of PowerBrief's Common Stock and Series A Preferred Stock and Mr. Bays has options to purchase shares of PowerBrief's common stock. Locke Liddell & Sapp own 58,859 shares of PowerBrief, Inc. Common Stock. The shares were obtained by Locke Liddell & Sapp upon exercising warrants it had received as payment for part of the services rendered by Locke Liddell & Sapp LLP to PowerBrief.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, executive officers and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 they file. Based solely upon a review of such Forms 3, 4 and 5 and any amendments thereto furnished to the Company, and written representations from certain reporting persons that no Forms 5 were required, the Company believes that all such applicable filing requirements were complied with by each of the executive officers, directors and greater than 10% shareholders.

                                  OTHER MATTERS

Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

A copy of the Company's Annual Report for the year ended December 31, 2000, including audited financial statements, as filed with the SEC as its Annual Report on Form 10-KSB (except for exhibits thereto), accompanies this proxy statement. The Annual Report does not form any part of the material for solicitation of proxies, but contains important information regarding the Company's business and financial condition. The Annual Report contains a list describing all the exhibits thereto and any exhibit is available to a shareholder upon written request to the President of the Company at the address of the Company set forth on the first page hereof accompanied by payment to the Company of $35.00 plus $0.25 per page for each exhibit requested, which amount represents reasonable expenses incurred by the Company in furnishing a copy of an exhibit.

The Company will bear the costs of the solicitation of proxies from its shareholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and also any other nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                              SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the 2002 Annual Meeting of Shareholders and included in the Company's Proxy Statement and form of proxy relating to that meeting must be received by the Company not later than December 14, 2001. Proposals intended to be presented at that meeting but not included in the Proxy Statement must be received by the Company not later than March 15, 2002.

BY ORDER OF THE BOARD OF DIRECTORS


Ernest D. Rapp, Secretary
Houston, Texas
May 4, 2001

                                     ANNEX A

                   2001 POWERBRIEF, INC. EQUITY INCENTIVE PLAN

                                POWERBRIEF, INC.

                           2001 EQUITY INCENTIVE PLAN

1 PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

2        SHARES SUBJECT TO THE PLAN.

         2.01 Number of Shares Available. Subject to Sections 2.02 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 15,296,934 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         2.02 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3 ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary of the Company. All other Awards may be granted to any employee, officer, director, consultant, independent contractor or advisor of the Company or any Subsidiary of the Company.

4        ADMINISTRATION.

         4.01 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                  a. construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                  b. prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                  c.       select persons to receive Awards;

                  d.       determine the form and terms of Awards;

                  e. determine the number of Shares or other consideration subject to Awards;

                  f. determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

                  g.       grant waivers of Plan or Award conditions;

                  h. determine the vesting, exercisability and payment of Awards;

                  i. correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                  j.       determine whether an Award has been earned; and

                  k. make all other determinations necessary or advisable for the administration of this Plan.

         4.02 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

5 OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSO"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         5.01 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         5.02 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         5.03 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines subject to the restrictions contained in
                  Section 2.01 of this Plan.

         5.04 Exercise Price. The Exercise Price will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

         5.05 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         5.06 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  a. If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                  b. If the Participant is Terminated because of the Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                  c. Notwithstanding the provisions in paragraph 5.06(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive any payment from the Company or any Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

         5.07 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         5.08 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         5.09 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under
                  Section 5.04 of this Plan, as such section may be amended from time to time, for Options granted on the date the action is taken to reduce the Exercise Price.

         5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6 RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions as determined by the Committee ("Restricted Stock"). The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         6.01 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

         6.02 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

         6.03 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall:
                  (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

         6.04 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

7        STOCK BONUSES.

         7.01 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company or any Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

         7.02 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         7.03 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

8        PAYMENT FOR SHARE PURCHASES.

         8.01 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                  a. by cancellation of indebtedness of the Company to the Participant;

                  b. by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                  c. by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                  d. by waiver of compensation due or accrued to the Participant for services rendered;

                  e. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                           (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  f.       by any combination of the foregoing.

         8.02 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

9        WITHHOLDING TAXES.

         9.01 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         9.02 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

10       PRIVILEGES OF STOCK OWNERSHIP.

         10.01 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to
                  Section 12.

         10.02 Financial Statements. At the request of the Participant, the Company will provide any Participant with access to financial statements (a) prior to such Participant's purchase of Shares under this Plan, and (b) annually during the period such Participant has Awards outstanding; provided, however, that the Company may require the Participant to execute a confidentiality agreement in form and substance acceptable to the Company that will prohibit the Participant from disclosing to any third party such financial statements, any information contained in or derived from such financial statements or any other information disclosed to the Participant in connection with an Award; and provided, further, that the Company will not be required to provide access to such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

11 TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

12 RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may (a) reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be and/or (b) as a term of the Award Agreement, require the Participant to enter into or adopt one or more stockholders' agreements restricting or prohibiting transfer of the Shares and granting the Company and/or certain other stockholders of the Company rights of first refusal with respect to the Shares.

13 CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable stockholders' agreement or any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14 ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15 EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16 SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17 NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

18       CORPORATE TRANSACTIONS.

         18.01 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding

                  Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.01, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

         18.02 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this
                  Section 18, in the event of the occurrence of any transaction described in Section 18.01, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

         18.03 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19 ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective April 1, 2001 (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan;



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

         provided, however, that: (a) no ISO may be exercised prior to initial stockholder approval of this Plan; (b) no ISO granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all ISOs granted hereunder shall be NQSOs; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all ISOs granted pursuant to such increase shall be NQSOs.

20 TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Texas.

21 AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan without stockholder approval except to the extent that stockholder approval is required to maintain the status of an ISO as such..

22 NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23 DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

         23.01 "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         23.02 "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         23.03    "Board" means the Board of Directors of the Company.

         23.04 "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Subsidiary of the Company.

         23.05    "Code" means the Internal Revenue Code of 1986, as amended.

         23.06 "Committee" means the Board or, upon its establishment, the Compensation Committee of the Board, which shall consist of two or more Non-Employee Directors.

         23.07    "Company" means PowerBrief, Inc. or any successor entity.

         23.08 "Disability" means a disability, whether temporary or permanent, partial or total, as reasonably determined by the Committee.

         23.09 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         23.10 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         23.11 "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  a. if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

                  b. if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  c. if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

                  d. in the case of an Award made on the date of the initial public offering of the Company's Common Stock, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                  e. if none of the foregoing is applicable, by the Committee in good faith.

         23.12 "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         23.13 "Non-Employee Director" shall have the meaning assigned to such term by Rule 16b-2(b)(3)(i) of the Rules and Regulations promulgated under the Exchange Act, as amended, supplemented, restated or superceded from time to time.

         23.14 "Option" means an award of an option to purchase Shares pursuant to Section 5.

         23.15 "Participant" means a person who receives an Award under this Plan.

         23.16 "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                  a.       Net revenue and/or net revenue growth;

                  b. Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                  c.       Operating income and/or operating income growth;

                  d.       Net income and/or net income growth;

                  e.       Earnings per share and/or earnings per share growth;

                  f. Total stockholder return and/or total stockholder return growth;

                  g.       Return on equity;

                  h.       Operating cash flow return on income;

                  i.       Adjusted operating cash flow return on income;

                  j.       Economic value added; and

                  k.       Individual confidential business objectives.

         23.17 "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         23.18 "Plan" means this PowerBrief, Inc. 2001 Equity Incentive Plan, as amended from time to time.

         23.19    "Restricted Stock Award" means an award of Shares pursuant to
                  Section 6.

         23.20    "SEC" means the Securities and Exchange Commission.

         23.21    "Securities Act" means the Securities Act of 1933, as amended.

         23.22 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

         23.23 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

         23.24 "Subsidiary" means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power in one of the other entities in such chain.

         23.25 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         23.26 "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.


         23.27 "Vested Shares" means "Vested Shares" as defined in the Award Agreement.




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